BUILDERS FIXED INCOME FUND, INC.


                          ANNUAL REPORT TO SHAREHOLDERS



                                DECEMBER 31, 2001





















THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dear Shareholder,

As the Chairman of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by providing quality fixed income investment services. In addition, the Fund's ProLoan Mortgage Program provides home mortgages to the buyers of newly constructed homes while also promoting employment opportunities for organized building trade members. Capital Mortgage Management, Inc. ("CMM"), the Fund's manager, actively participates in coordinating the organization and securitization of ProLoan home mortgages. Our hands-on approach leads to a substantial impact in our targeted mortgage markets.

This annual report contains the Fund's financial statements as of and for the year ended December 31, 2001. The Fund's goal is to deliver quality core fixed income management to its investors. Principal Capital Income Investors, LLC, the Fund's subadviser, works closely with CMM to manage the ProLoan mortgage pipeline to achieve the best returns possible. Principal has a staff of 70 portfolio managers, analysts and others knowledgeable in all aspects of the fixed income market. Principal's skill in mortgage-backed securities and fixed income investment management in general provides the resources needed to effectively manage the assets of the Fund. The Fund's performance for the year ended December 31, 2001 was 7.43% before fees and 6.79% after fees. Principal has advised us that they will continue to maximize opportunities for the Fund in the fixed income markets.

For the year ended December 31, 2001, new investments in the Fund totaled $25,707,295 while redemptions totaled $26,571,354. Dividends reinvested in the Fund for the year totaled $11,604,848, resulting in a total net asset value for the Fund of $229,862,956 at December 31, 2001, compared to its net asset value of $218,154,890 at December 31, 2000.

At CMM, we are focusing our efforts on developing new relationships with several institutional investors. Our marketing department will continue to promote the Fund to building trades members across the country. Through the ProLoan program, CMM also coordinated the origination and securitization of home mortgages in various cities in the Midwest, generating approximately 532 ProLoan applications for $85,590,516 for the year ended December 31, 2001. The ProLoan program will continue its substantial progress in Missouri, Illinois, Wisconsin and Kentucky.

We look forward to the continuing success of the ProLoan Program, providing improved returns for our investors, generating jobs and stimulating the economies in which we invest. As always, I am available to discuss all aspects of the Fund with our investors. Please do not hesitate to contact me with any questions.


                                        Sincerely,

                                        John W. Stewart
                                        Chairman and President
                                        Builders Fixed Income Fund, Inc.

Dear Shareholder,

The second half of 2001 will forever be remembered for the Sept. 11 terrorist attacks. Along with causing a terrible loss of human life, the attacks exacerbated the already slowing economy and continued losses in the U.S. stock market. In response, the Federal Reserve responded decisively by cutting the fed funds rate a total of 200 basis points in the third and fourth quarters.

During fourth quarter, the National Bureau of Economic Research announced that a recession had begun in March 2001. This sent stock prices higher and pushed intermediate bond prices lower. In anticipation of the economy bottoming out, investors shifted their asset allocation and sold out of the year's strong performing bond market and bought into the weak performing stock market. As the economy entered its ninth month of recession, the bond market continued to cope under stress and found it difficult to generate a consensus about the timing of an economic recovery.

The Fund trailed the Lehman Brothers Aggregate Bond Index for both the fourth quarter and year. For the quarter, the Fund returned -0.75% (after deducting fees and expenses), versus 0.04% for the Index. For the year, the Fund returned 6.79%, compared to 8.44% for the Index. The fourth quarter default of Enron's bonds was a major factor in the portfolio's underperformance for both the quarter and the year. Enron had a total return impact on the portfolio of -0.79%. Performance for the year was also driven by the second quarter downgrading of Comdisco's credit rating. Enron and Comdisco had a combined negative impact on performance of 1.13%, which explains most of the portfolio's negative results compared to the index.

Fixed income total returns for fourth quarter were modestly positive as short and intermediate maturity bond prices declined. During the period, the portfolio's asset allocation supported performance. We were overweighted in the two best performing sectors, corporate bonds and commercial mortgage-backed securities (CMBS). We were underweighted in mortgage-backed securities (MBS), which were the worst performing sector for both the quarter and the year.

For the year, bond market total returns exceeded their coupon income as prices for bonds with a maturity of five years or less rose due to the Federal Reserve's aggressive interest rate cuts. Bonds with a maturity of 10 years or longer produced little capital appreciation and prices finished where they began the year.

Because Enron's bond default was the major factor in the portfolio's underperformance, we have included a review of why we owned Enron, what we are going to do with the holding, and the changes we are making to improve our credit process.

BACKGROUND

In an era of deregulation, natural gas and electricity provider Enron revolutionized the energy trading business. Enron, a Fortune 50 company, was the first to optimize the physical movement of natural gas. Enron then leveraged this platform into other energy products and became a market leader in global commodity trading. The company historically delivered healthy returns to investors and has been the top U.S. energy trader with $100 billion in revenues and $1 billion in profits last year. Enron held a 25% market share in U.S. natural gas and electric power trading. Further, Enron had investment grade credit ratings of BBB+ (S&P) and Baa1 (Moody's), and, more importantly, a positive credit rating outlook. By all financial measures, Enron appeared to be a very profitable and viable company as well as a dominant player in its industry.

In hindsight, the company's reported financial characteristics obviously did not provide a complete picture of underlying risks and credit fundamentals. Under the surface, Enron was seriously flawed by undisclosed partnership interests and improper accounting methodologies. These problems quietly eroded the financial stability of the company. Because these improprieties were not known and Enron had a positive credit outlook, many investors, including Principal Capital, overestimated the relative value and ultimately, the liquidation value of Enron.

PORTFOLIO EXPOSURE

Consistent with both the market consensus and our own positive outlook of Enron, the bond was a core holding within the Builders Fixed Income Fund. Enron made up less than 1% of the Fund. We viewed Enron as an attractively priced corporate bond with a short maturity (the Enron issue held in the Fund was slated to mature 8-1-02).

WORK OUT STRATEGY

When the news broke about Enron, it created a crisis of confidence for investors. The price of the bond declined very quickly and sharply. Because of the precipitous decline in the bond's price, our work out strategy remains to hold the security until we realize more attractive market prices. We believe the current price for Enron is below the ultimate value that can be obtained.

Principal Capital has a depth of experience in maximizing investment returns from distressed debt securities. We will be closely monitoring the bankruptcy proceedings and will work to maximize the value of our remaining Enron exposure.

PROCESS REFINEMENTS

Recently, the corporate debt market experienced unprecedented volatility. Given the structural changes that have taken place including the increased influence of hedge funds, we implemented more stringent portfolio management strategies that emphasize greater corporate debt diversification. This will help minimize the impact of negative credit events on our portfolios in the future.

Moreover we,

*    increased our scrutiny of debt issuers with complex corporate structures;
* increased our use of quantitative methods to "red flag" debt issuers whose equity valuation is excessive, declining rapidly or experiencing increased volatility; and
* incorporated information derived from the credit derivative markets into our research process.

These process refinements should enable us to successfully navigate through future periods of turbulence in the credit markets, while continuing to afford us the opportunity to add value to our client portfolios. We remain committed to this pursuit.

Principal Capital Income Investors' portfolio management strategies share a consistent focus on long-term fundamental value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of our process, we do not make aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates. Value is added primarily through individual security selection and sector allocation.

Our investment style reflects a deep-rooted commitment to research. Our experienced staff of credit analysts and industry specialists provides in-depth coverage of over 500 corporate debt issuers. We also draw from internal valuation tools for securities with variable cash flow characteristics, imbedded options and amortization features. The process also incorporates the analysis of economic trends and credit market conditions in over 50 countries worldwide.

Principal Capital Income Investors places primary emphasis on investing exclusively in investment grade securities offering superior risk-adjusted yield premiums. Within the Fund's portfolio, we attempt to carefully diversify risk at the security, industry/sector and portfolio levels. To accomplish this goal, we typically limit the Fund's exposure to a single corporate issuer to no more than 5% of its portfolio, and we take particular care to limit the contribution to duration associated with lower rated credits.


We appreciate the opportunity to serve as subadvisor to the Fund and we look forward to a long association with the Fund and its investors.


Sincerely,


Martin J. Schafer
Portfolio Manager

PERFORMANCE GRAPH


                        BUILDERS FIXED INCOME FUND, INC.
          VALUE OF $10,000 VS. LIPPER INTERMEDIATE INVESTMENT GRADE AND
                     LEHMAN BROTHERS AGGREGATE BOND INDICES

                  Builders           Lipper             Lipper          Lehman
                   Fixed           Intermediate      Intermediate      Brothers
                   Income           Investment        Investment      Aggregate
   Date          Fund, Inc.        Grade Index       Grade Index      Bond Index
   ----          ----------        -----------       -----------      ----------
10/31/1997         10,000             9,881             10,000          10,000
12/31/1997         10,158            10,000             10,121          10,147
 3/31/1998         10,289            10,155             10,278          10,306
 6/30/1998         10,506            10,377             10,502          10,545
 9/30/1998         10,846            10,775             10,905          10,991
12/31/1998         10,817            10,787             10,917          11,028
 3/31/1999         10,822            10,744             10,874          10,972
 6/30/1999         10,681            10,634             10,763          10,877
 9/30/1999         10,722            10,702             10,831          10,950
12/31/1999         10,755            10,682             10,811          10,937
 3/31/2000         10,915            10,892             11,024          11,178
 6/30/2000         10,953            11,034             11,167          11,372
 9/30/2000         11,279            11,357             11,494          11,715
12/31/2000         11,723            11,812             11,955          12,209
 3/31/2001         12,068            12,135             12,282          12,580
 6/30/2001         12,053            12,236             12,384          12,650
 9/30/2001         12,613            12,769             12,923          13,235
12/31/2001         12,519            12,783             12,937          13,240


                                                                      Average
                                                                     Annualized
                                                                        Since
Total Returns for Periods Ending December 31, 2001      One Year      Inception*
                                                        --------      ----------
Builders Fixed Income Fund, Inc.                         6.79%          5.54%
Lipper Intermediate Investment Grade Index +             8.22%          6.37%
Lehman Brothers Aggregate Bond Index ++                  8.44%          6.96%


* The Fund commenced operations on October 31, 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

+ The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

++ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                   BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                              VALUE
   ------                                                              -----

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY: 20.3%

FEDERAL HOME LOAN MORTGAGE CORP.: 7.4%
 $1,000,000    6.200%, 04/15/03                                  $    1,046,081
  3,500,000    3.500%, 09/15/03                                       3,530,096
  4,000,000    6.875%, 01/15/05 *                                     4,329,136
  1,000,000    7.000%, 07/15/05                                       1,087,558
  3,000,000    5.750%, 03/15/09                                       3,057,183
  3,750,000    6.625%, 09/15/09                                       3,998,272
                                                                 --------------
                                                                     17,048,326
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 5.1%
  8,900,000    6.625%, 01/15/02                                       8,914,463
  2,500,000    7.250%, 05/15/30 *                                     2,832,147
                                                                 --------------
                                                                     11,746,610
                                                                 --------------
U.S. TREASURY NOTES/BONDS: 3.7%
  1,000,000    4.750%, 11/15/08                                         996,407
  3,100,000    6.500%, 02/15/10                                       3,406,612
  2,550,000    5.000%, 08/15/11                                       2,544,423
  1,500,000    5.375%, 02/15/31                                       1,479,377
                                                                 --------------
                                                                      8,426,819
                                                                 --------------
U.S. TREASURY STRIPS: 4.1%
  6,500,000    9.875%, 11/15/15 *                                     2,878,005
  4,600,000    9.000%, 11/15/18 *                                     1,671,750
  9,000,000    8.750%, 05/15/20 *                                     2,994,678
  7,500,000    6.875%, 08/15/25 *                                     1,868,798
                                                                 --------------
                                                                      9,413,231
                                                                 --------------

TOTAL U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
      (cost $47,195,189)                                             46,634,986
                                                                 --------------

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES: 24.7%

FEDERAL HOME LOAN MORTGAGE CORP.: 2.7%
  1,400,383    Pool C01220
                 6.500%, 09/01/31                                     1,404,234
    857,576    Pool C01244
                 6.500%, 10/01/31                                       859,934
    242,095    Pool C01246
                 7.000%, 10/01/31                                       246,861
    943,472    Pool C01252
                 6.500%, 11/01/31                                       946,066
    976,023    Pool E01049
                 6.000%, 09/01/16                                       980,720
    966,057    Pool E85540
                 6.500%, 09/01/16                                       986,767
    684,276    Pool G01198
                 7.000%, 11/01/30                                       698,214
                                                                 --------------
                                                                      6,122,796
                                                                 --------------

                   BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.0%
$   684,981    Pool 253398
                 8.000%, 08/01/30                                $      718,050
    635,416    Pool 253436
                 7.500%, 09/01/30                                       656,609
  1,128,997    Pool 253437
                 8.000%, 09/01/30                                     1,183,502
  1,037,598    Pool 253481
                 8.000%, 10/01/30                                     1,087,690
  1,764,812    Pool 253516
                 8.000%, 11/01/30                                     1,850,012
  1,173,638    Pool 253546
                 7.500%, 12/01/30                                     1,212,781
  1,945,536    Pool 253547
                 8.000%, 12/01/30                                     2,039,461
    770,508    Pool 253643
                 7.500%, 02/01/31                                       796,206
  1,111,592    Pool 253672
                 7.000%, 03/01/31                                     1,134,371
    895,007    Pool 253673
                 7.500%, 03/01/31                                       924,858
  1,840,761    Pool 253711
                 7.000%, 04/01/31                                     1,878,152
    586,343    Pool 253712
                 7.500%, 04/01/31                                       605,399
  2,029,570    Pool 253795
                 7.000%, 05/01/31                                     2,070,797
    106,568    Pool 253796
                 7.500%, 04/01/31                                       110,031
  1,715,354    Pool 253842
                 7.000%, 06/01/31                                     1,750,198
    616,226    Pool 253889
                 6.500%, 07/01/31                                       617,419
  1,097,150    Pool 253895
                 7.000%, 08/01/31                                     1,119,437
  2,781,027    Pool 253907
                 7.000%, 07/01/31                                     2,837,518
    497,112    Pool 253949
                 6.500%, 09/01/31                                       498,075
  3,414,013    Pool 253950
                 7.000%, 09/01/31                                     3,483,361
    344,851    Pool 254007
                 6.500.%, 10/01/31                                      345,519
  2,525,997    Pool 254008
                 7.000%, 10/01/31                                     2,577,307
    274,331    Pool 254050
                 6.500%, 11/01/31                                       274,863
    941,432    Pool 254051
                 7.00%, 11/01/31                                        960,556
    933,346    Pool 254092
                 6.500%, 12/01/31                                       935,154
    233,812    Pool 254093
                 7.000%, 12/01/31                                       238,562
  1,066,433    Pool 254147
                 6.500%, 01/01/32                                     1,068,499
    737,721    Pool 496714
                 6.500%, 05/01/29                                       741,180

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 2,371,360    Pool 504974
                 6.500%, 07/01/29                                $    2,382,480
    815,293    Pool 506345
                 6.500%, 07/01/29                                       819,116
  1,461,843    Pool 510238
                 6.500%, 08/01/29                                     1,468,698
  1,547,122    Pool 510927
                 6.500%, 08/01/29                                     1,554,376
  1,229,080    Pool 511854
                 6.500%, 09/01/29                                     1,234,843
    758,379    Pool 512309
                 6.500%, 09/01/29                                       761,935
  1,606,481    Pool 512724
                 6.500%, 08/01/29                                     1,614,014
  1,074,967    Pool 515182
                 6.500%, 09/01/29                                     1,080,008
  1,232,908    Pool 516917
                 6.500%, 09/01/29                                     1,238,689
    990,755    Pool 519721
                 7.000%, 10/01/29                                     1,011,537
  1,463,590    Pool 523652
                 6.500%, 10/01/29                                     1,470,453
    274,605    Pool 534436
                 7.500%, 02/01/30                                       284,252
    946,884    Pool 534840
                 7.000%, 02/01/30                                       966,289
    367,557    Pool 540030
                 7.500%, 04/01/30                                       379,816
    310,468    Pool 546278
                 8.000%, 06/01/30                                       325,456
    332,800    Pool 546279
                 7.500%, 06/01/30                                       343,900
                                                                 --------------
                                                                     50,651,429
                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
  (cost $56,226,118)                                                 56,774,225
                                                                 --------------
ASSET BACKED SECURITIES: 17.0%
  3,750,000    Asset Securitization Corp.
                 Series 1995-MD4 Class A2
                 7.384%, 08/13/29                                     4,017,881
    738,778    Bear Stearns Commercial Mortgage Securities, Inc.
                 Series 1999-WF2 ClassA1
                 6.800%, 09/15/08                                       773,650
  5,000,000    Bear Stearns Commercial Mortgage Securities, Inc.
                 Series 2000-WF1 Class A2
                 7.780%, 02/15/32    *                                5,494,295
    983,223    Bear Stearns Commercial Mortgage Securities, Inc.
                 Series 2000-WF2 Class A1
                 7.110%, 10/15/32                                     1,043,405

                  BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

ASSET BACKED SECURITIES (CONTINUED)
$ 4,688,650    Chase Commercial Mortgage Securities Corp.
               Series 2000-2 Class A1
               7.543%, 09/15/09                                  $    5,037,734
  3,000,000    Citibank Credit Card Master Trust I
               Series 1997-6 Class B
               Zero Coupon Bond, 08/15/06 *                           2,672,448
  3,000,000    Citibank Credit Card Master Trust I
               Series 1999-7 Class B
               6.900%, 11/15/06                                       3,176,547
  1,500,000    Comm Commercial Mortgage Securities
               Series 2000-C1 Class A2
               7.416%, 04/15/10                                       1,612,516
  2,000,000    Discover Card Master Trust I
               Series 1998-7 Class A
               5.600%, 05/16/06                                       2,073,674
  1,000,000    First Union-Lehman Brothers Commercial Mortgage
               Series 1998-C2 Class B
               6.640%, 03/18/11 *                                     1,024,613
    916,587    Prudential Securities Second Funding Corp.
               Series 2000-C1 Class A1
               7.617%, 06/15/09                                         988,583
  4,000,000    LB Commercial Conduit Mortgage Trust
               Series 1999-C1 Class B
               6.930%, 06/15/31                                       4,183,424
    963,311    LB-UBS Commercial Mortgage Trust
               Series 2000-C3 Class A1
               7.950%, 05/15/15                                       1,051,394
  4,000,000    MBNA Master Credit Card Trust
               Series 1999-B Class B
               6.200%, 08/15/11                                       4,049,780
  1,500,000    Metris Master Trust
               Series 1997-1 Class A
               6.870%, 04/20/02                                       1,522,797
    340,000    Sears Credit Account Master Trust II
               Series 2000-1 Class A
               7.250%, 11/15/07                                         358,843
                                                                 --------------
TOTAL ASSET BACKED SECURITIES
  (cost $36,696,294)                                                 39,081,584
                                                                 --------------

CORPORATE BONDS: 35.1%

BANK: 3.9%
    500,000    Bank of America Corp.
               7.400%, 01/15/11                                         536,998
  3,420,000    Fleet Financial Group, Inc.
               7.125%, 04/15/06                                       3,644,776
  2,750,000    PNC Funding Corp.
               5.750%, 08/01/06                                       2,792,449
  2,000,000    U.S. Bank NA
               6.375%, 08/01/11                                       2,021,026
                                                                 --------------
                                                                      8,995,249
                                                                 --------------

                   BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

FINANCE:11.2%
$ 2,000,000    Countrywide Funding Corp.
                 6.280%, 01/15/03                                $    2,068,594
  1,500,000    Countrywide Home Loans, Inc.
                 5.500%, 08/01/06                                     1,498,387
  2,000,000    First Union National
                 7.800%, 08/18/10                                     2,199,276
  2,000,000    Ford Motor Credit Co.
                 6.625%, 06/30/03 *                                   2,055,918
  2,360,000    Ford Motor Credit Co.
                 6.500%, 01/25/07                                     2,311,301
  1,000,000    General Motors Acceptance Corp.
                 5.800%, 03/12/03 *                                   1,020,262
  1,000,000    General Motors Acceptance Corp.
                 7.500%, 05/10/04 *                                   1,049,973
  4,100,000    General Motors Acceptance Corp.
                 6.875%, 09/15/11                                     4,023,187
  1,500,000    Goldman Sachs Group LP
                 6.625%, 12/01/04 *                                   1,591,079
  2,000,000    Heller Financial, Inc.
                 6.375%, 03/15/06                                     2,115,302
  1,000,000    Household Finance Corp.
                 6.500%, 01/24/06                                     1,025,854
  1,000,000    Lehman Brothers Holdings
                 6.250%, 05/15/06                                     1,025,355
  1,100,000    Morgan Stanley Dean Witter & Co.
                 7.750%, 06/15/05                                     1,202,307
  2,000,000    Salomon Smith Barney Holdings
                 5.875%, 03/15/06                                     2,049,284
    500,000    Verizon Global Funding Corp.
                 7.750%, 12/01/30                                       558,206
                                                                 --------------
                                                                     25,794,285
                                                                 --------------
FOODS: 0.9%
  2,000,000    Kellogg Co.
                 5.500%, 04/01/03                                     2,049,676
                                                                 --------------
INDUSTRIAL: 4.8%
  2,000,000    Abitibi-Consolidated, Inc.
                 8.300%, 08/01/05 *                                   2,127,226
  1,000,000    Alcoa, Inc.
                 7.375%, 08/01/10                                     1,090,620
  1,500,000    Ford Motor Holdings Co.
                 9.300%, 03/01/30 *                                   1,644,450
  2,000,000    International Paper Co.
                 8.000%, 07/08/03                                     2,108,678
  3,500,000    Rio Tinto Financial, Ltd.
                 5.750%, 07/03/06                                     3,547,215
    335,000    Stora Enso Oyj
                 7.375%, 05/15/11                                       354,031
                                                                 --------------
                                                                     10,872,220
                                                                 --------------

                   BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

MEDIA:2.0%
$   500,000    AOL Time Warner, Inc.
               7.625%, 04/15/31                                  $      530,486
  2,100,000    Reed Elsevier Capital
               6.750%, 08/01/11                                       2,133,949
  2,000,000    Viacom, Inc.
               6.400%, 01/30/06                                       2,065,346
                                                                 --------------
                                                                      4,729,781
                                                                 --------------
REAL ESTATE INVESTMENT TRUST:0.6%
  1,300,000    EOP Operating LP
                 7.000%, 07/15/11                                     1,311,114
                                                                 --------------
RETAIL:0.5%
    600,000    Target Corp.
                 5.400%, 10/01/08                                       593,370
    500,000    Wal-Mart Stores
                 7.550%, 02/15/30                                       575,702
                                                                 --------------
                                                                      1,169,072
                                                                 --------------
TRANSPORTATION: 0.7%
    500,000      Union Pacific Corp.
                7.600%, 05/01/05                                        538,484
  1,000,000    Union Pacific Corp.
                 6.625%, 02/01/29 *                                     964,471
                                                                 --------------
                                                                      1,502,955
                                                                 --------------
UTILITIES: 10.5%
  2,000,000    AT&T Wireless Services, Inc.
                 7.350%, 03/01/06                                     2,117,588
  1,000,000    British Telecom PLC
                 7.875%, 12/15/05                                     1,072,297
    200,000    Cingular Wireless
                 6.500%, 12/15/11                                       203,000
  1,000,000    Citizens Communications Co.
                 6.375%, 08/15/04                                     1,017,546
  2,000,000    Cox Communications, Inc.
                 6.500%, 11/15/02                                     2,049,518
  1,600,000    Detroit Edison Co.
                 5.050%, 10/01/05                                     1,585,587
  1,000,000    Duke Energy Field Services LLC
                 7.500%, 08/16/05                                     1,045,955
  2,000,000    Enron Corp.
                 6.500%, 08/01/02                                       400,000
  2,000,000    K N Energy, Inc.
                 6.450%, 03/01/03                                     2,057,672
  2,000,000    Niagara Mohawk Power Corp.
                 7.750%, 05/15/06                                     2,143,708
    500,000    Nipsco Capital
                 7.390%, 04/01/04                                       524,841
  2,000,000    Nisource Finance Corp.
                 5.750%, 04/15/03                                     2,014,106
    500,000    Progress Energy, Inc.
                 7.750%, 03/01/31                                       536,396

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----

UTILITIES (CONTINUED)

$ 1,000,000    Qwest Capital Funding, Inc.
                 7.000%, 08/03/09                                $      972,700
  1,000,000    SBC Communications, Inc.
                 5.750%, 05/02/06                                     1,025,993
  2,000,000    Sprint Capital Corp.
                 7.625%, 06/10/02 *                                   2,043,142
    327,000    Sprint Corp.
                 9.250%, 04/15/22                                       373,312
  1,400,000    Telus Corp.
                 8.000%, 06/01/11                                     1,488,109
  1,000,000    Verizon Wireless, Inc.
                 5.375%, 12/15/06                                       996,487
    549,745    YPF Sociedad Anonima
                 7.000%, 10/26/02                                       526,381
                                                                 --------------
                                                                     24,194,338
                                                                 --------------
TOTAL CORPORATE BONDS
  (cost $80,520,694)                                                 80,618,690
                                                                 --------------

FOREIGN GOVERNMENT BOND: 0.5%
  1,000,000    Quebec, Province of
                 7.125%, 02/09/24                                     1,067,539
                                                                 --------------
TOTAL FOREIGN GOVERNMENT BOND
  (cost $1,058,428)                                                   1,067,539
                                                                 --------------
PROLOAN PIPELINE: 9.1%
When-Issued Commitments
  (cost $21,775,105)                                                 21,002,101
                                                                 --------------

SHORT-TERM INVESTMENTS: 1.7%

COMMERCIAL PAPER: 1.7%
  3,900,000    Chevron Phillips Chemical Co.,
                 2.100%, 01/02/02                                     3,899,772
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $3,899,772)                                                   3,899,772
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES                                     249,078,897
  (cost $247,371,600**): 108.4%

Liabilities in excess of Other Assets: (8.4%)                       (19,215,941)
                                                                 --------------
NET ASSETS: 100.0%                                               $  229,862,956
                                                                 ==============

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
                                                                      VALUE
                                                                      -----
*    Security segregated at custodian for "when-issued" commitments.
** At December 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation                          $    5,524,612
          Gross unrealized depreciation                              (3,817,315)
                                                                 --------------
          Net unrealized appreciation                            $    1,707,297
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $247,371,600)         $ 249,078,897
  Receivables:
    Interest                                                          2,899,512
    Origination fees                                                     42,485
    Investment securities sold                                           36,183
    Fund shares sold                                                      7,946
    Extension fees                                                        3,883
    Float fees                                                            1,196
  Deferred organization costs                                            18,590
  Other assets                                                           14,849
                                                                  -------------
          Total assets                                              252,103,541
                                                                  -------------

LIABILITIES
  Cash overdraft                                                         22,016
  Payables:
    Investment securities purchased - when issued                    21,775,105
    Distribution to shareholders                                        181,221
    Commitment fees (Note 1)                                            132,232
    Due to advisors (Note 3)                                             35,256
    Due to distribution coordinator (Note 3)                             21,519
  Accrued expenses                                                       73,236
                                                                  -------------
          Total liabilities                                          22,240,585
                                                                  -------------

  NET ASSETS                                                      $ 229,862,956
                                                                  =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($229,862,956/15,871,909 shares outstanding, unlimited
  number of shares authorized without par value)                  $       14.48
                                                                  =============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 232,604,865
  Accumulated net realized loss on investments                       (4,449,206)
  Net unrealized appreciation on investments                          1,707,297
                                                                  -------------
          Net assets                                              $ 229,862,956
                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                    $14,900,203
                                                                     -----------
  Expenses
    Subadvisory fees                                                     359,210
    Management fees                                                      326,542
    Distribution fees                                                    217,699
    Administration fees                                                   83,822
    Fund accounting fees                                                  61,294
    Custody fees                                                          58,579
    Professional fees                                                     21,630
    Amortization of deferred organization costs                           21,625
    Transfer agent fees                                                   20,158
    Director fees                                                         19,163
    Miscellaneous                                                         16,886
    Insurance expense                                                     16,753
    Registration expense                                                  16,749
                                                                     -----------
      Total expenses                                                   1,240,110
      Add: Expenses recouped (Note 3)                                     66,081
                                                                     -----------
      Net expenses                                                     1,306,191
                                                                     -----------
          NET INVESTMENT INCOME                                       13,594,012
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                        65,741
  Net unrealized appreciation on investments                             903,363
                                                                     -----------
    Net realized and unrealized gain on investments                      969,104
                                                                     -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $14,563,116
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Year Ended         Year Ended
                                                                December 31, 2001   December 31, 2000
                                                                -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                           $  13,594,012       $  11,663,132
  Net realized gain (loss) on investments                                65,741          (3,703,461)
  Net unrealized appreciation on investments                            903,363           8,492,197
                                                                  -------------       -------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $  14,563,116          16,451,868
                                                                  -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income                                         (13,595,839)        (11,663,132)
                                                                  -------------       -------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (13,595,839)        (11,663,132)
                                                                  -------------       -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                          25,707,295          55,010,218
  Net asset value of shares issued on
    reinvestment of distributions                                    11,604,848          11,138,979
  Cost of shares redeemed                                           (26,571,354)           (108,560)
                                                                  -------------       -------------
     NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                    10,740,789          66,040,637
                                                                  -------------       -------------

TOTAL INCREASE IN NET ASSETS                                         11,708,066          70,829,373

NET ASSETS
  Beginning of period                                               218,154,890         147,325,517
                                                                  -------------       -------------
  END OF PERIOD (including undistributed net
    investment income of $0 and $1,827, respectively)             $ 229,862,956         218,154,890
                                                                  =============       =============
CHANGE IN SHARES
  Shares sold                                                         1,782,081           3,906,889
  Shares issued on reinvestment of distributions                        793,990             792,560
  Shares redeemed                                                    (1,818,630)             (7,697)
                                                                  -------------       -------------
  NET INCREASE                                                          757,441           4,691,752
                                                                  =============       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Builders Fixed Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Prior to January 29, 1999 the Fund was known as the Builders ProLoan Fund, Inc. Investment operations of the Fund began on October 31, 1997.

     The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in mortgage-backed securities that are issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). The average credit rating of the Fund's entire portfolio is at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities rated at the time of purchase A-/A3 as ranked by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by Principal Capital Income Investors LLC (the "Subadviser"). Its average effective duration is within 30% of the duration of the Lehman Aggregate Bond Index.

     The Fund invests in different types of fixed income securities, including corporate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities") and money market instruments. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities.

     PROLOAN PROGRAM. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan mortgages to individuals whose homes are substantially union-built and newly constructed or substantially renovated. Capital Mortgage Management, Inc. (the "Manager"), coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates, typically for up to six months, to allow time for construction or renovation of the borrower's home. Borrowers pay the Fund a commitment fee to lock in the interest rate, which is refunded to the borrower at closing. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate if interest rates decline after the borrower has locked in an interest rate on a ProLoan by paying a fee to the Fund. The ProLoan program currently is operating in the St. Louis, Missouri, Louisville, Kentucky, Milwaukee, Wisconsin and Southern Illinois metropolitan areas.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     generally accepted in the United States of America. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation

          Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued income, both of which approximate market value.

          PROLOAN MORTGAGE COMMITMENTS. The Fund commits to acquire mortgage-backed securities secured by pools of ProLoans when such securities are issued, typically six months after the origination of the underlying ProLoans. This "pipeline" of mortgage commitments is valued at the price described below, provided that this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows: the Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. The Fund's commitments to acquire ProLoan mortgage-backed securities originated through the ProLoan program will not be considered to be illiquid so long as the Fund has a valid contractual agreement with a third party to purchase its mortgage commitments at the above-stated price, or the Manager determines, pursuant to the guidelines established by the Fund's Board of Directors, that an adequate trading market exists for these commitments.


          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

          The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintains a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     (b)  Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over five years. If any of the shares designated as the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption.

     (c)  Federal Income and Excise Taxes

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          For federal income tax purposes, the Fund has a net capital loss carryforward of $4,447,111 which may be carried forward and used against future net capital gains as follows:

               Expiring
               --------
                 2007                $  356,766
                 2008                $4,090,345

     (d)  Distributions to Shareholders

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (e)  Other

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.


NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     (a)  Management Fee

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

     (b)  Subadviser Fee

          The Manager has entered into an Investment Subadvisory Agreement with Principal Capital Income Investors, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets. Principal Capital Income Investors, LLC began serving as the Fund's Subadviser on June 1, 2000.

     (c)  Administration Fee

          The Fund has entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (formerly Investment Company Administration, LLC) (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervising other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

     (d)  Distribution Coordinator and Distribution Plan

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted an Amended and Restated Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Capital Mortgage Management, Inc., as Distribution Coordinator, effective November 1, 1999, an annual rate of 0.10% of the Fund's average daily net assets, payable monthly, to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund's total operating expenses to 0.60% per annum of the Fund's average daily net assets through December 31, 2002. The Fund will reimburse the Distribution

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          Coordinator for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.60% expense limitation.

          As of December 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Distribution Coordinator on behalf of the Fund is $4,279. The Distribution Coordinator may recapture a portion of the following amounts no later than the dates as stated below:

                                                         DECEMBER 31,
                                                   ----------------------
                                                   2002              2003
                                                   ----              ----
               Builders Fixed Income Fund         $1,093            $3,186

          Huntleigh Financial Services, Inc, ("Huntleigh") served as Distributor to the Fund from October 31, 1997 to October 31, 1999. As of December 31, 2001, the remaining cumulative unreimbursed amount paid and/or waived by Huntleigh on behalf of the Fund is $19,286. Huntleigh may recapture the amount no later than December 31, 2002.

          Additionally, the Plan authorizes the Distribution Coordinator to enter into agreements with service providers. Accordingly, during 2000, the Distribution Coordinator has entered into agreements with Principal Life Insurance Company and Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, (collectively referred to as the "Service Providers") in which the Service Providers will provide certain distribution and shareholder services to certain plan sponsors and participants. At the direction of the Distribution Coordinator, the Fund's Administrator will pay the Service Providers a monthly fee equal to the average aggregate amount invested in each month in the Fund by plans whose plan participants receive services provided by the Service Providers at an annual rate of 0.10%.

     (e)  Officers and Directors

          Certain officers and directors of the Fund are also officers and directors of the Manager, Distribution Coordinator and Administrator. "Independent directors", as defined by the 1940 Act, receive from the Fund as compensation an annual fee of $2,000 each and are reimbursed for any expenses incurred in attending meetings.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, excluding short-term investments for the year ended December 31, 2001, were as follows:


          Purchases                             $ 212,125,455
          Sales                                 $ 157,147,503

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                      Amounts
                                                                      -------

COST OF INVESTMENTS FOR TAX PURPOSES                              $ 263,780,600
                                                                  -------------
Gross tax unrealized appreciation                                     5,609,362
Gross tax unrealized depreciation                                    (3,902,065)
                                                                  -------------

Net tax unrealized appreciation on investments                        1,707,297
                                                                  =============

UNDISTRIBUTED ORDINARY INCOME (LOSS)                                         --
                                                                  -------------
UNDISTRIBUTED LONG-TERM GAINS (LOSS)                                  4,447,111
                                                                  -------------

     The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                             Net, long-term     Net, long-term
     Ordinary income     Ordinary income     capital gains      capital gains
          Total             per share            total            per share
          -----             ---------            -----            ---------
       $13,595,839            $0.86               $0                $0.00

                        BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD.

                                                                    Year Ended December 31,              October 31, 1997*
                                                          -------------------------------------------         through
                                                           2001        2000        1999        1998^     December 31, 1997^
                                                          -------     -------     -------     -------    ------------------
Net asset value, beginning of period                      $ 14.43     $ 14.14     $ 15.14     $ 15.10         $ 15.00
                                                          -------     -------     -------     -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.91        0.91        0.83        0.80            0.14
  Net realized and unrealized gain
    (loss) on investments                                    0.05        0.29       (0.91)       0.15            0.10
                                                          -------     -------     -------     -------         -------
          Total from investment operations                   0.96        1.20       (0.08)       0.95            0.24
                                                          -------     -------     -------     -------         -------
LESS DISTRIBUTIONS:
  From net investment income                                (0.91)      (0.91)      (0.83)      (0.80)          (0.14)
  From realized gain                                           --          --       (0.09)      (0.11)             --
                                                          -------     -------     -------     -------         -------
          Total distributions                               (0.91)      (0.91)      (0.92)      (0.91)          (0.14)
                                                          -------     -------     -------     -------         -------

Net asset value, end of period                            $ 14.48     $ 14.43     $ 14.14     $ 15.14         $ 15.10
                                                          =======     =======     =======     =======         =======

Total return                                                 6.79%       9.00%      (0.58%)      6.48%           1.58%+

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                    $ 229.9     $ 218.2     $ 147.3     $ 132.8         $ 120.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived/expenses recouped                       0.57%       0.62%       0.65%       0.71%           0.63%++
  After fees waived/expenses recouped                        0.60%       0.60%       0.60%       0.60%           0.58%++


RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS:
  Before fees waived/expenses recouped                       6.29%       6.47%       5.65%       5.25%           5.36%++
  After fees waived/expenses recouped                        6.26%       6.49%       5.70%       5.36%           5.41%++


Portfolio turnover rate                                     81.93%      50.93%      91.01%      39.39%           1.29%+

----------
*    COMMENCEMENT OF OPERATION.
+    NOT ANNUALIZED.
++   ANNUALIZED.
^ The calculations are based on average number of shares outstanding for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

DIRECTOR AND OFFICER INFORMATION
--------------------------------------------------------------------------------

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        IN FUND
                                                                                                        COMPLEX          OTHER
                                       TERM OF OFFICE AND                                              OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND       POSITION WITH    LENGTH OF TIME              PRINCIPAL OCCUPATION                 BY            HELD BY
  DATE OF BIRTH           THE FUND           SERVED                   DURING PAST 5 YEARS              DIRECTORS       DIRECTORS
  -------------           --------           ------                   -------------------              ---------       ---------
John W. Stewart*        Chairman,      Term: Life               President, Capital Mortgage             1 Mutual    None
2190 Mason Road,        President,     Time Served: 4 years     Management, Inc. July                   Fund
Ste. 208                Treasurer and                           1997-Present); Controller/System
St. Louis, MO 63131     Secretary                               Administrator, Carpenters'
(11/21/58)                                                      District Council of Greater St.
                                                                Louis (August 1988-July 1997)


Terry Nelson*           Director       Term: Life               Executive Secretary and Treasurer,      1 Mutual    United Way
1401 Hampton Avenue                    Time Served: 4 years     Carpenters' District Council of         Fund        since 1993
St. Louis, MO 63139                                             Greater St. Louis (Aug.
(12/01/40)                                                      1993-present); Managing Trustee,
                                                                Carpenters' District Council of
                                                                Greater St. Louis pension fund,
                                                                health and welfare fund and
                                                                vacation fund (Aug. 1993-present);
                                                                Business Representative, Carpenters'
                                                                District Council of Greater St. Louis
                                                                (1981-Aug. 1993)

Dan Mulligan            Director       Term: Life               Member of United Brotherhood of         1 Mutual    None
2290 South Illinois                    Time Served: 2 years     Carpenters and Joiners of               Fund
Street                                                          America (1975-present); Director
Belleville, IL 62220                                            of Organizing for the Southern
(12/03/49)                                                      Illinois District Council
                                                                (1987-present); 3rd Vice-President of
                                                                the 12th Congressional District AFL-CIO
                                                                C.O.P.E. (1995-present); Trustees of
                                                                the Southern Illinois Health and
                                                                Welfare Fund (1998-present); President
                                                                of S.I.D.C. Local 1997 (1985-present).

James D. Slebiska       Director       Term: Life               Fifth District General Executive        1 Mutual    5th District
4281 NE 38th Street                    Time Served: 3 years     Board Member, United Brotherhood        Fund        General
Des Moines, IA 50317                                            of Carpenters (Oct. 1969-present).                  Executive Board,
(10/24/44)                                                                                                          United
                                                                                                                    Brotherhood of
                                                                                                                    Carpenters

Joseph A. Montanaro     Director       Term: Life               Executive Director, TWA Pilots          1 Mutual    None
3221 McKelvey                          Time Served: 4 years     Directed Account Plan 401k (July        Fund
Suite 105                                                       1993 - present) and Chairman of
Bridgeton, MO 63044                                             Investment Committee (Oct. 1991 -
(12/14/38)                                                      July 1993); Co -Trustee, TWA Flight
                                                                Engineers Trust Plan (1976 - Oct. 1991).

                                   BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        IN FUND
                                                                                                        COMPLEX          OTHER
                                       TERM OF OFFICE AND                                              OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND       POSITION WITH    LENGTH OF TIME              PRINCIPAL OCCUPATION                 BY            HELD BY
  DATE OF BIRTH           THE FUND           SERVED                   DURING PAST 5 YEARS              DIRECTORS       DIRECTORS
  -------------           --------           ------                   -------------------              ---------       ---------
Leonard Terbrock        Director       Term: Life               Retired (1993-present); Former          1 Mutual    Catholic
5 Mary Rose                            Time Served: 4 years     Executive Secretary and Treasurer,      Fund        Charities since
Hazelwood, MO 63042                                             Carpenters' District Council of                     1992
(07/27/33)                                                      Greater St. Louis (1986-1993) and
                                                                Assistant Executive Secretary and
                                                                Treasurer(1981-1986); Director, St.
                                                                Louis Regional Commerce and
                                                                Growth Association (1990-1993);
                                                                Director, Sold on St. Louis
                                                                (1988-1993); Committee Chairman,
                                                                United Way (1970-1993).

Douglas J. McCarron     Director       Term: Life               General President, United               1 Mutual    None
101 Constitution                       Time Served: 4 years     Brotherhood of Carpenters and           Fund
Avenue, N.W.                                                    Joiners of America (Nov. 1995-present)
Washington, D.C. 20001                                          and General Second Vice President
(09/23/50)                                                      (1992-1995); President, Southern
                                                                California Conference of Carpenters
                                                                (1995-present) and Secretary Treasurer
                                                                (1987-1995); President and Chairman,
                                                                999 Office Builder Corporation;
                                                                Chairman, Carpenters Health and
                                                                Welfare Trust for Southern California;
                                                                Chairman, 13 County Carpenters
                                                                Vacation, Savings and Holiday plan;
                                                                Co-Chairman, Carpenters' Trusts for
                                                                Southern California; President and
                                                                Chairman, Inland Empire Hotel
                                                                Corporation, President, RPS Resort
                                                                Corporation; President and Chairman,
                                                                Santa Nella Hotel Corporation;
                                                                President, THMI Motel Corporation;
                                                                Chairman, Carpenters Southern
                                                                California Administrative Corporation;
                                                                Co-Chairman, Carpenters Joint
                                                                Apprenticeship and Training Committee
                                                                Fund for Southern California; Chairman,
                                                                Carpenters Pension Trust for Southern
                                                                California; Chairman, Carpenters
                                                                National Health and Welfare Fund;
                                                                Chairman, Carpenter Canadian Local
                                                                Unions and Councils Pension Fund and
                                                                the General Officers and
                                                                Representatives Pension Fund; Chairman,
                                                                UBC Pension Fund, General Office
                                                                Employees Retirement Plan, Retirees
                                                                Health and Welfare Fund and
                                                                Apprenticeship and Training Fund;
                                                                Director, Works Partnership.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        IN FUND
                                                                                                        COMPLEX          OTHER
                                       TERM OF OFFICE AND                                              OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND       POSITION WITH    LENGTH OF TIME              PRINCIPAL OCCUPATION                 BY            HELD BY
  DATE OF BIRTH           THE FUND           SERVED                   DURING PAST 5 YEARS              DIRECTORS       DIRECTORS
  -------------           --------           ------                   -------------------              ---------       ---------
Dennis F. Penkalski*    Director       Term: Life               Retired (August, 2001-present);         1 Mutual    None
W 27558840 Hidden                      Time Served: 1 year      Former Executive Secretary,             Fund
Lake Dr.                                                        Treasurer (1995 - 2001)
Mukaonago, WI 53149                                             Milwaukee & Southern Wisconsin
(09/29/42)                                                      Regional Council of Carpenters

* Messrs. Stewart, Nelson and Penkalski, by virtue of their positions, are deemed to be "interested persons" of the Fund as defined by the 1940 Act.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Builders Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Builders Fixed Income Fund (the sole fund comprising Builders Fixed Income Fund, Inc.) (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by corresponding with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Builders Fixed Income Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
February 1, 2002

--------------------------------------------------------------------------------

                                     Manager
                        CAPITAL MORTGAGE MANAGEMENT, INC.
                        2190 South Mason Road, Suite 208
                           St. Louis, Missouri 63131


                                   Subadviser
                     PRINCIPAL CAPITAL INCOME INVESTORS, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392


                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202


                                    Custodian
                                 UMB BANK, N.A.
                              928 Grand Boulevard
                           Kansas City, Missouri 64106


                                 Transfer Agent
                           UNIFIED FUND SERVICES, INC.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110
                                 (877) 923-5626


                                  Legal Counsel
                               THOMPSON COBURN LLP
                                One Firstar Plaza
                               St. Louis, MO 63101


                                    Auditors
                              DELOITTE & TOUCHE LLP
                           One City Centre, 22nd Floor
                              St. Louis, MO 63101

--------------------------------------------------------------------------------

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.